Premises and Equipment	12 Months Ended
Dec. 31, 2012
Premises And Equipment
Premises and Equipment

Note 5 – Premises and Equipment

As of December 31, premises and equipment consisted of the following:

(Dollars in thousands)

	2012	2011
Land and land improvements	$4,108	$4,084
Leasehold improvements	38	36
Buildings	11,190	11,080
Furniture and equipment	4,556	3,768
Total cost	19,892	18,968
Accumulated depreciation	(7,771)	(6,888)
Premises and equipment, net	$12,121	$12,080

Depreciation expense was $900,000, $944,000, and $903,000 for 2012, 2011 and 2010, respectively.

The Bank leases certain branch properties and automated-teller machine locations in its normal course of business. Rent expense totaled $98,000, $75,000, and $78,000 for 2012, 2011 and 2010, respectively. Rent commitments under non-cancelable operating leases were as follows, before considering renewal options that generally are present (dollars in thousands):

2013	$36